CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Section 1350 Certification
Exhibit 32.1

In connection with the filing with the Securities and Exchange Commission of the Report of Cintas Corporation (the “Company”) on Form 10-Q for the period ending August 31, 2004 (the “Report”), I, Scott D. Farmer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott D. Farmer
Scott D. Farmer
Principal Executive Officer

October 11, 2004